UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2022

BrandywineGLOBAL —

FLEXIBLE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income and capital appreciation. Prior to July 7, 2020, the Fund sought a high level of current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of BrandywineGLOBAL — Flexible Bond Fund for the six-month reporting period ended June 30, 2022. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2022

II	BrandywineGLOBAL — Flexible Bond Fund

Performance review

For the six months ended June 30, 2022, Class IS shares of BrandywineGLOBAL — Flexible Bond Fund returned -9.37%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Aggregate Indexi, returned -10.35% for the same period. The Lipper Multi-Sector Income Funds Category Averageii returned -10.21% over the same time frame.

Performance Snapshot as of June 30, 2022 (unaudited)
(excluding sales charges)	6 months
BrandywineGLOBAL — Flexible Bond Fund:
Class A	-9.59%
Class C	-9.84%
Class I	-9.41%
Class IS	-9.37%
Bloomberg U.S. Aggregate Index	-10.35%
Lipper Multi-Sector Income Funds Category Average	-10.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2022 for Class A, Class C, Class I and Class IS shares were 3.53%, 3.01%, 3.91% and 4.03%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class I and Class IS shares would have been 3.48%, 2.97%, 3.62% and 3.96%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

This Fund is the successor to an unregistered private fund (the “Predecessor”). Immediately prior to the Fund commencing operations, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.08%, 2.06%, 0.83% and 0.78%, respectively.

BrandywineGLOBAL — Flexible Bond Fund	III

Performance review (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for class C, Class I and class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2022

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. “High yield” or “junk” bonds are subject to greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed, or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Equity securities are subject to market and price fluctuations. Derivatives, such as options and

IV	BrandywineGLOBAL — Flexible Bond Fund

futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Leverage may increase volatility and possibility of loss. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/ or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 373 funds in the Fund’s Lipper category, and excluding sales charges, if any.

BrandywineGLOBAL — Flexible Bond Fund	V

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2022 and December 31, 2021 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2022 and held for the six months ended June 30, 2022, unless otherwise noted.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-9.59%	$1,000.00	$904.10	0.99%	$4.67	Class A	5.00%	$1,000.00	$1,019.89	0.99%	$4.96
Class C	-9.84	1,000.00	901.60	1.72	8.11	Class C	5.00	1,000.00	1,016.27	1.72	8.60
Class I	-9.41	1,000.00	905.90	0.75	3.54	Class I	5.00	1,000.00	1,021.08	0.75	3.76
Class IS	-9.37	1,000.00	906.30	0.65	3.07	Class IS	5.00	1,000.00	1,021.57	0.65	3.26

2	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

[1]	For the six months ended June 30, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2022

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 41.4%
Communication Services — 5.0%
Diversified Telecommunication Services — 1.6%
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	290,000	$233,547	(a)
Altice France Holding SA, Senior Notes	6.000%	2/15/28	1,270,000	903,802	(a)
Consolidated Communications Inc., Senior Secured Notes	5.000%	10/1/28	1,065,000	852,927	(a)
Embarq Corp., Senior Notes	7.995%	6/1/36	460,000	346,465
Level 3 Financing Inc., Senior Notes	3.750%	7/15/29	715,000	554,125	(a)
Total Play Telecomunicaciones SA de CV, Senior Notes	6.375%	9/20/28	680,000	536,248	(a)
Verizon Communications Inc., Senior Notes	1.450%	3/20/26	375,000	343,614
Total Diversified Telecommunication Services				3,770,728
Entertainment — 0.2%
ROBLOX Corp., Senior Notes	3.875%	5/1/30	455,000	370,170	(a)
Interactive Media & Services — 0.7%
Tencent Holdings Ltd., Senior Notes	3.680%	4/22/41	600,000	477,546	(a)
Tencent Holdings Ltd., Senior Notes	3.240%	6/3/50	650,000	449,424	(a)
Tencent Holdings Ltd., Senior Notes	3.840%	4/22/51	200,000	155,513	(a)
Weibo Corp., Senior Notes	3.375%	7/8/30	520,000	422,915
Total Interactive Media & Services				1,505,398
Media — 0.3%
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	250,000	166,364
Univision Communications Inc., Senior Secured Notes	6.625%	6/1/27	600,000	572,400	(a)
Total Media				738,764
Wireless Telecommunication Services — 2.2%
Kenbourne Invest SA, Senior Notes	6.875%	11/26/24	1,030,000	938,737	(b)
NBN Co. Ltd., Senior Notes	2.625%	5/5/31	775,000	661,863	(a)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	495,000	495,452	(a)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	5.152%	3/20/28	2,100,000	2,118,770	(a)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	495,000	400,950	(a)
Xiaomi Best Time International Ltd., Senior Notes	3.375%	4/29/30	600,000	500,222	(a)
Total Wireless Telecommunication Services				5,115,994
Total Communication Services				11,501,054

See Notes to Financial Statements.

4	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 3.3%
Automobiles — 0.6%
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	1,070,000	$983,048	(a)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	420,000	373,523	(a)
Total Automobiles				1,356,571
Hotels, Restaurants & Leisure — 1.7%
Mohegan Gaming & Entertainment, Secured Notes	8.000%	2/1/26	1,180,000	1,006,475	(a)
Travel + Leisure Co., Senior Secured Notes	6.625%	7/31/26	490,000	465,458	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,250,000	1,054,838	(a)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.500%	3/1/25	1,586,000	1,454,330	(a)
Total Hotels, Restaurants & Leisure				3,981,101
Internet & Direct Marketing Retail — 0.9%
Alibaba Group Holding Ltd., Senior Notes	3.400%	12/6/27	615,000	588,084
Alibaba Group Holding Ltd., Senior Notes	4.200%	12/6/47	1,250,000	1,037,395
Expedia Group Inc., Senior Notes	6.250%	5/1/25	500,000	515,582	(a)
Total Internet & Direct Marketing Retail				2,141,061
Leisure Products — 0.1%
Vista Outdoor Inc., Senior Notes	4.500%	3/15/29	175,000	134,156	(a)
Total Consumer Discretionary				7,612,889
Consumer Staples — 0.9%
Beverages — 0.5%
Keurig Dr Pepper Inc., Senior Notes	0.750%	3/15/24	1,165,000	1,108,836
Food Products — 0.4%
Amaggi Luxembourg International Sarl, Senior Notes	5.250%	1/28/28	380,000	339,539	(a)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., Senior Notes	5.125%	2/1/28	335,000	327,762	(a)
Minerva Luxembourg SA, Senior Notes	4.375%	3/18/31	355,000	284,515	(a)
Total Food Products				951,816
Total Consumer Staples				2,060,652
Energy — 4.7%
Oil, Gas & Consumable Fuels — 4.7%
Antero Resources Corp., Senior Notes	8.375%	7/15/26	196,000	207,648	(a)
Arab Petroleum Investments Corp., Senior Notes	1.483%	10/6/26	535,000	484,163	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	2.742%	12/31/39	685,000	541,827
Ecopetrol SA, Senior Notes	4.125%	1/16/25	480,000	445,632

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2022

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energean Israel Finance Ltd., Senior Secured Notes	4.500%	3/30/24	230,000	$217,063	(b)
Energean Israel Finance Ltd., Senior Secured Notes	4.875%	3/30/26	645,000	571,664	(b)
Energean Israel Finance Ltd., Senior Secured Notes	5.375%	3/30/28	2,180,000	1,852,237	(b)
Geopark Ltd., Senior Notes	5.500%	1/17/27	650,000	545,662	(a)
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., Senior Notes	6.000%	8/1/26	2,310,000	2,179,935	(a)
New Fortress Energy Inc., Senior Secured Notes	6.750%	9/15/25	2,210,000	2,094,539	(a)
New Fortress Energy Inc., Senior Secured Notes	6.500%	9/30/26	455,000	412,956	(a)
Valero Energy Corp., Senior Notes	3.650%	12/1/51	1,585,000	1,187,638
Total Energy				10,740,964
Financials — 9.3%
Banks — 0.6%
Banco do Brasil SA, Senior Notes	3.250%	9/30/26	480,000	434,465	(a)
HSBC Holdings PLC, Senior Notes (4.292% to 9/12/25 then 3 mo. USD LIBOR + 1.348%)	4.292%	9/12/26	600,000	587,109	(c)
NatWest Group PLC, Junior Subordinated Notes (4.600% to 12/28/31 then 5 year Treasury Constant Maturity Rate + 3.100%)	4.600%	6/28/31	340,000	251,175	(c)(d)
Total Banks				1,272,749
Capital Markets — 6.8%
Antares Holdings LP, Senior Notes	2.750%	1/15/27	645,000	515,654	(a)
Ares Capital Corp., Senior Notes	3.250%	7/15/25	745,000	689,786
Ares Capital Corp., Senior Notes	2.150%	7/15/26	2,294,000	1,925,511
Ares Capital Corp., Senior Notes	2.875%	6/15/28	300,000	237,943
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	500,000	412,125	(a)
Bain Capital Specialty Finance Inc., Senior Notes	2.950%	3/10/26	1,105,000	985,546
Blackstone Private Credit Fund, Senior Notes	2.625%	12/15/26	565,000	473,801	(a)
FS KKR Capital Corp., Senior Notes	3.125%	10/12/28	725,000	578,942
Goldman Sachs Group Inc., Senior Notes (0.673% to 3/8/23 then SOFR + 0.572%)	0.673%	3/8/24	1,165,000	1,138,581	(c)
Golub Capital BDC Inc., Senior Notes	2.500%	8/24/26	1,080,000	905,396
Golub Capital BDC Inc., Senior Notes	2.050%	2/15/27	65,000	52,820
Hercules Capital Inc., Senior Notes	2.625%	9/16/26	1,868,000	1,615,232
Main Street Capital Corp., Senior Notes	5.200%	5/1/24	270,000	269,376
Main Street Capital Corp., Senior Notes	3.000%	7/14/26	1,215,000	1,061,763
Owl Rock Capital Corp., Senior Notes	4.000%	3/30/25	560,000	527,393
Owl Rock Capital Corp., Senior Notes	2.625%	1/15/27	365,000	306,108

See Notes to Financial Statements.

6	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Owl Rock Core Income Corp., Senior Notes	3.125%	9/23/26	1,300,000		$1,122,669	(a)
Owl Rock Technology Finance Corp., Senior Notes	4.750%	12/15/25	685,000		644,731	(a)
Owl Rock Technology Finance Corp., Senior Notes	3.750%	6/17/26	835,000		756,461	(a)
UBS AG, Senior Notes	0.700%	8/9/24	220,000		206,066	(a)
XP Inc., Senior Notes	3.250%	7/1/26	1,405,000		1,240,615	(a)
Total Capital Markets					15,666,519
Consumer Finance — 1.0%
Blackstone Secured Lending Fund, Senior Notes	3.650%	7/14/23	90,000		88,234
Blackstone Secured Lending Fund, Senior Notes	3.625%	1/15/26	980,000		894,172
Blackstone Secured Lending Fund, Senior Notes	2.125%	2/15/27	480,000		401,880	(a)
Blackstone Secured Lending Fund, Senior Notes	2.850%	9/30/28	250,000		201,854	(a)
World Acceptance Corp., Senior Notes	7.000%	11/1/26	1,000,000		716,450	(a)
Total Consumer Finance					2,302,590
Diversified Financial Services — 0.3%
Blue Owl Finance LLC, Senior Notes	3.125%	6/10/31	1,035,000		799,966	(a)
Insurance — 0.6%
Athene Global Funding, Secured Notes	0.914%	8/19/24	1,360,000		1,261,746	(a)
Total Financials					21,303,570
Health Care — 3.1%
Health Care Providers & Services — 0.4%
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	960,000		877,027	(a)
Pharmaceuticals — 2.7%
Bausch Health Cos. Inc., Senior Secured Notes	4.875%	6/1/28	480,000		376,618	(a)
Horizon Therapeutics USA Inc., Senior Notes	5.500%	8/1/27	2,500,000		2,415,075	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	71,000		70,033
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,265,000		1,226,417
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	200,000		195,483
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,015,000		835,604
Teva Pharmaceutical Finance Netherlands IV BV, Senior Notes	0.500%	7/28/22	910,000	CHF	949,189	(b)
Total Pharmaceuticals					6,068,419
Total Health Care					6,945,446

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2022

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Industrial — 5.2%
Aerospace & Defense — 1.0%
Boeing Co., Senior Notes	4.875%	5/1/25	595,000		$593,631
Embraer Netherlands Finance BV, Senior Notes	6.950%	1/17/28	535,000		518,803	(a)
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	1,160,000		1,121,755	(a)
Total Aerospace & Defense					2,234,189
Air Freight & Logistics — 0.1%
FedEx Corp., Senior Notes	0.450%	5/4/29	370,000	EUR	322,937
Airlines — 2.4%
Air Canada, Senior Secured Notes	3.875%	8/15/26	665,000		563,883	(a)
Air Canada Pass-Through Trust	5.250%	4/1/29	1,241,511		1,242,791	(a)
American Airlines Group Inc. Pass-Through Trust	4.375%	10/1/22	1,327,794		1,326,398
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	270,000		262,605	(a)
Gol Finance SA, Senior Secured Notes	8.000%	6/30/26	710,000		473,496	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	1,535,000		1,513,241	(a)
Total Airlines					5,382,414
Commercial Services & Supplies — 0.1%
Harsco Corp., Senior Notes	5.750%	7/31/27	395,000		316,573	(a)
Construction & Engineering — 0.5%
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par, Senior Secured Notes	4.050%	4/27/26	1,390,000		1,150,889	(a)
Industrial Conglomerates — 0.3%
Siemens Financieringsmaatschappij NV, Senior Notes	0.650%	3/11/24	600,000		573,910	(a)
Professional Services — 0.4%
Block Financial LLC, Senior Notes	3.875%	8/15/30	945,000		850,829
Road & Rail — 0.2%
Rumo Luxembourg Sarl, Senior Notes	4.200%	1/18/32	675,000		539,349	(a)
Trading Companies & Distributors — 0.2%
Air Lease Corp., Senior Notes	0.800%	8/18/24	580,000		531,545
Total Industrials					11,902,635
Information Technology — 4.0%
Communications Equipment — 0.8%
CommScope Inc., Senior Notes	7.125%	7/1/28	830,000		632,045	(a)
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	600,000		553,809	(a)
Viasat Inc., Senior Secured Notes	5.625%	4/15/27	895,000		775,541	(a)
Total Communications Equipment					1,961,395

See Notes to Financial Statements.

8	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electronic Equipment, Instruments & Components — 1.6%
Jabil Inc., Senior Notes	3.600%	1/15/30	1,600,000	$1,426,517
Vontier Corp., Senior Notes	1.800%	4/1/26	2,010,000	1,758,529
Vontier Corp., Senior Notes	2.400%	4/1/28	610,000	514,373
Total Electronic Equipment, Instruments & Components				3,699,419
IT Services — 0.1%
Global Payments Inc., Senior Notes	1.200%	3/1/26	360,000	317,739
Semiconductors & Semiconductor Equipment — 0.7%
Broadcom Inc., Senior Notes	1.950%	2/15/28	1,010,000	860,957	(a)
Broadcom Inc., Senior Notes	3.137%	11/15/35	910,000	692,299	(a)
Total Semiconductors & Semiconductor Equipment				1,553,256
Software — 0.4%
MicroStrategy Inc., Senior Secured Notes	6.125%	6/15/28	1,026,000	818,917	(a)
Technology Hardware, Storage & Peripherals — 0.4%
HP Inc., Senior Notes	4.750%	1/15/28	840,000	830,838
Total Information Technology				9,181,564
Materials — 4.2%
Chemicals — 0.2%
Braskem Idesa SAPI, Senior Secured Notes	7.450%	11/15/29	610,000	524,384	(a)
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings
USA Inc., Senior Secured Notes	4.125%	8/15/26	1,020,000	866,214	(a)
Graham Packaging Co. Inc., Senior Notes	7.125%	8/15/28	1,030,000	827,991	(a)
Graphic Packaging International LLC, Senior Secured Notes	1.512%	4/15/26	1,339,000	1,210,268	(a)
Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer LLC, Senior Secured Notes	4.000%	10/15/27	630,000	539,929	(a)
Total Containers & Packaging				3,444,402
Metals & Mining — 2.0%
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	2,000,000	1,924,655	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	1,705,000	1,527,305	(a)
Taseko Mines Ltd., Senior Secured Notes	7.000%	2/15/26	1,180,000	1,006,098	(a)
Total Metals & Mining				4,458,058
Paper & Forest Products — 0.5%
Schweitzer-Mauduit International Inc., Senior Notes	6.875%	10/1/26	1,185,000	1,056,220	(a)
Total Materials				9,483,064

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2022

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 1.3%
Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp., Senior Notes	1.600%	4/15/26	405,000	$362,483
Crown Castle International Corp., Senior Notes	1.050%	7/15/26	705,000	610,933
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, Senior Secured Notes	7.875%	2/15/25	2,140,000	2,071,606	(a)
Total Real Estate				3,045,022
Utilities — 0.4%
Electric Utilities — 0.4%
AES Panama Generation Holdings SRL, Senior Secured Notes	4.375%	5/31/30	855,000	732,754	(a)
DPL Inc., Senior Notes	4.125%	7/1/25	155,000	143,390
Total Electric Utilities				876,144
Gas Utilities — 0.0%††
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.625%	5/20/24	65,000	62,825
Total Utilities				938,969
Total Corporate Bonds & Notes (Cost — $107,852,693)				94,715,829
U.S. Government & Agency Obligations — 28.8%
U.S. Government Obligations — 28.8%
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.035%) (Cost — $65,689,665)	1.793%	10/31/23	65,660,000	65,825,364	(c)
Collateralized Mortgage Obligations (e) — 16.0%
Bellemeade RE Ltd., 2020-2A M2 (1 mo. USD LIBOR + 6.000%)	7.624%	8/26/30	6,550,000	6,680,574	(a)(c)
Bellemeade Re Ltd., 2020-3A M2 (1 mo. USD LIBOR + 4.850%)	6.474%	10/25/30	690,000	699,465	(a)(c)
BX Commercial Mortgage Trust, 2021-VOLT F (1 mo. USD LIBOR + 2.400%)	3.724%	9/15/36	260,000	242,813	(a)(c)
Chase Home Lending Mortgage Trust, 2019-ATR2 A11 (1 mo. USD LIBOR + 0.900%)	2.524%	7/25/49	12,570	12,092	(a)(c)
Eagle RE Ltd., 2019-1 M2 (1 mo. USD LIBOR + 3.300%)	4.924%	4/25/29	1,609,196	1,595,058	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K076 A2	3.900%	4/25/28	220,000	224,265
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K078 A2	3.854%	6/25/28	140,000	142,428

See Notes to Financial Statements.

10	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K082 A2	3.920%	9/25/28	135,000	$137,635	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (1 mo. USD LIBOR + 5.100%)	6.724%	6/25/50	1,082,844	1,105,048	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-HQA4 B1 (1 mo. USD LIBOR + 5.250%)	6.874%	9/25/50	685,000	685,278	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	3.976%	1/25/34	1,935,000	1,669,566	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018- HRP2 B1 (1 mo. USD LIBOR + 4.200%)	5.824%	2/25/47	3,910,000	3,832,857	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019- DNA2 M2 (1 mo. USD LIBOR + 2.450%)	4.074%	3/25/49	137,385	136,983	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020- HQA5 B1 (30 Day Average SOFR + 4.000%)	4.926%	11/25/50	1,500,000	1,418,799	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020- HQA5 M2R (30 Day Average SOFR + 0.850%)	1.776%	11/25/50	3,349,429	3,279,043	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021- DNA2 M2 (30 Day Average SOFR + 2.300%)	3.226%	8/25/33	930,000	880,918	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021- HQA1 M2 (30 Day Average SOFR + 2.250%)	3.176%	8/25/33	2,555,000	2,372,995	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C02 2M2C (1 mo. USD LIBOR + 3.650%)	5.274%	9/25/29	845,000	850,093	(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 2M2 (1 mo. USD LIBOR + 2.800%)	4.424%	2/25/30	810,947	813,789	(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1M2 (1 mo. USD LIBOR + 2.000%)	3.624%	3/25/31	472,917	468,106	(c)

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2022

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA) — CAS, 2019-R01 2B1 (1 mo. USD LIBOR + 4.350%)	5.974%	7/25/31	60,000		$60,013	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	5.724%	7/25/39	760,559		744,855	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	5.024%	10/25/39	115,000		106,294	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	4.874%	1/25/40	1,450,000		1,279,597	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R02 2M2 (1 mo. USD LIBOR + 2.000%)	3.624%	1/25/40	4,956,537		4,885,429	(a)(c)
FREMF Mortgage Trust, 2018-K74 B	4.228%	2/25/51	2,090,000		2,034,832	(a)(c)
GS Mortgage Securities Corp. Trust, 2019-70P A (1 mo. USD LIBOR + 1.000%)	2.324%	10/15/36	160,000		156,162	(a)(c)
Towd Point Mortgage Trust, 2017-4 A1	2.750%	6/25/57	59,021		57,672	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $38,488,148)					36,572,659
Asset-Backed Securities — 3.0%
American Credit Acceptance Receivables Trust, 2021-1 E	2.290%	3/15/27	1,180,000		1,120,300	(a)
Atrium XIV LLC, 14A E (3 mo. USD LIBOR + 5.650%)	6.694%	8/23/30	2,150,000		1,927,338	(a)(c)
DT Auto Owner Trust, 2019-2A E	4.460%	5/15/26	805,000		798,153	(a)
DT Auto Owner Trust, 2019-3A E	3.850%	8/17/26	605,000		598,025	(a)
DT Auto Owner Trust, 2019-4A D	2.850%	7/15/25	730,000		720,934	(a)
DT Auto Owner Trust, 2021-1A E	2.380%	1/18/28	1,800,000		1,678,290	(a)
JPMorgan Mortgage Acquisition Trust, 2007-CH3 A1B (1 mo. USD LIBOR + 0.320%)	1.944%	3/25/37	120,301		119,118	(c)
Merrill Lynch Mortgage Investors Trust, 2006-HE1 M1 (1 mo. USD LIBOR + 0.585%)	2.209%	12/25/36	4,385		4,375	(c)
Total Asset-Backed Securities (Cost — $7,412,868)					6,966,533
Sovereign Bonds — 2.1%
Brazil — 1.5%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	19,680,000	BRL	3,414,006
Canada — 0.6%
CPPIB Capital Inc., Senior Notes	0.500%	9/16/24	1,400,000		1,320,179	(a)
Total Sovereign Bonds (Cost — $4,909,943)					4,734,185

See Notes to Financial Statements.

12	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 1.7%
Communication Services — 0.9%
Media — 0.9%
DISH Network Corp., Senior Notes	3.375%	8/15/26	2,949,000	$1,999,422
Health Care — 0.2%
Health Care Equipment & Supplies — 0.2%
Haemonetics Corp., Senior Notes	0.000%	3/1/26	700,000	551,266
Information Technology — 0.6%
Technology Hardware, Storage & Peripherals — 0.6%
Western Digital Corp., Senior Notes	1.500%	2/1/24	1,490,000	1,422,950
Total Convertible Bonds & Notes (Cost — $5,009,778)				3,973,638
Total Investments before Short-Term Investments (Cost — $229,363,095)				212,788,208

			Shares
Short-Term Investments — 5.1%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $11,666,727)	1.054%		11,666,727	11,666,727	(f)
Total Investments — 98.1% (Cost — $241,029,822)				224,454,935
Other Assets in Excess of Liabilities — 1.9%				4,267,744
Total Net Assets — 100.0%				$228,722,679

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2022

BrandywineGLOBAL — Flexible Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2022, the total market value of investments in Affiliated Companies was $11,666,727 and the cost was $11,666,727 (Note 8).

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CHF	— Swiss Franc

EUR	— Euro

LIBOR	— London Interbank Offered Rate

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At June 30, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	216	9/22	$32,530,173	$33,338,250	$808,077

See Notes to Financial Statements.

14	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

BrandywineGLOBAL — Flexible Bond Fund

At June 30, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	17,600,000	USD	3,625,651	HSBC Securities Inc.	7/18/22	$(281,203)
USD	3,652,210	BRL	17,600,000	HSBC Securities Inc.	7/18/22	307,762
THB	169,100,000	USD	5,016,911	JPMorgan Chase & Co.	7/25/22	(228,882)
USD	4,956,037	THB	169,100,000	JPMorgan Chase & Co.	7/25/22	168,009
EUR	8,790,000	USD	9,576,617	Barclays Bank PLC	7/26/22	(349,438)
EUR	3,960,000	USD	4,233,537	JPMorgan Chase & Co.	7/26/22	(76,583)
EUR	6,530,000	USD	7,029,349	JPMorgan Chase & Co.	7/26/22	(174,573)
USD	9,740,470	EUR	9,050,000	JPMorgan Chase & Co.	7/26/22	240,359
USD	4,494,306	PLN	19,850,000	Citibank N.A.	7/27/22	81,980
PLN	19,850,000	USD	4,594,695	HSBC Securities Inc.	7/27/22	(182,369)
COP	17,300,000,000	USD	4,390,306	JPMorgan Chase & Co.	7/28/22	(244,645)
USD	4,403,604	COP	17,300,000,000	JPMorgan Chase & Co.	7/28/22	257,943
USD	6,794,253	CNH	45,300,000	HSBC Securities Inc.	8/18/22	28,849
CZK	106,400,000	USD	4,593,335	JPMorgan Chase & Co.	8/19/22	(117,451)
USD	4,459,739	CZK	106,400,000	JPMorgan Chase & Co.	8/19/22	(16,145)
USD	3,830,655	GBP	3,060,000	HSBC Securities Inc.	8/25/22	101,777
GBP	1,060,000	USD	1,322,500	JPMorgan Chase & Co.	8/25/22	(30,797)
GBP	2,000,000	USD	2,523,976	JPMorgan Chase & Co.	8/25/22	(86,801)
JPY	1,546,000,000	USD	11,452,531	JPMorgan Chase & Co.	9/26/22	14,051
Total						$(588,157)

Abbreviation(s) used in this table:

BRL	— Brazilian Real

CNH	— Chinese Offshore Yuan

COP	— Colombian Peso

CZK	— Czech Koruna

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

PLN	— Polish Zloty

THB	— Thai Baht

USD	— United States Dollar

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2022

BrandywineGLOBAL — Flexible Bond Fund

At June 30, 2022, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	$40,000	12/20/22	0.414%	1.000% quarterly	$111	$(162)	$273

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount2*		Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.31 Index	$20,141,200		12/20/23	5.000% quarterly	$344,207	$897,181	$(552,974)
Markit CDX.NA.IG.34 Index	14,685,000		6/20/25	1.000% quarterly	12,659	93,243	(80,584)
Markit iTraxx Europe Index	295,000	EUR	12/20/24	1.000% quarterly	686	37	649
Markit iTraxx Europe Index	5,150,000	EUR	6/20/25	1.000% quarterly	5,294	79,790	(74,496)
Total					$362,846	$1,070,251	$(707,405)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[5]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.38 Index	$23,136,300	6/20/27	5.000% quarterly	$696,819	$242,869	$453,950

See Notes to Financial Statements.

16	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

BrandywineGLOBAL — Flexible Bond Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this table:

EUR	— Euro

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2022

BrandywineGLOBAL — Flexible Bond Fund

Summary of Investments by Country*
United States	74.0%
Bermuda	4.0
Brazil	3.4
Israel	2.6
Canada	2.1
China	1.6
Zambia	1.5
Chile	0.9
Cayman Islands	0.9
Japan	0.6
United Kingdom	0.6
Luxembourg	0.5
Mexico	0.5
Colombia	0.4
Panama	0.3
Australia	0.3
Germany	0.3
Saudi Arabia	0.2
Switzerland	0.1
Short-Term Investments	5.2
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of June 30, 2022 and are subject to change.

See Notes to Financial Statements.

18	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $229,363,095)	$212,788,208
Investments in affiliated securities, at value (Cost — $11,666,727)	11,666,727
Interest receivable	1,714,191
Receivable for Fund shares sold	1,356,828
Unrealized appreciation on forward foreign currency contracts	1,200,730
Deposits with brokers for centrally cleared swap contracts	940,740
Deposits with brokers for open futures contracts	828,980
Receivable from brokers — net variation margin on centrally cleared swap contracts	527,467
Receivable from brokers — net variation margin on open futures contracts	457,037
Foreign currency collateral for open futures contracts, at value (Cost — $448,447)	449,472
Dividends receivable from affiliated investments	6,173
OTC swaps, at value (net premiums received — $162)	111
Receivable for open OTC swap contracts	11
Prepaid expenses	50,587
Total Assets	231,987,262

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,788,887
Payable for Fund shares repurchased	966,761
Payable for securities purchased	324,982
Investment management fee payable	71,857
Deposits from brokers for OTC derivatives	30,000
Service and/or distribution fees payable	6,397
Trustees’ fees payable	1,312
Foreign currency due to custodian, at value (Cost — $280)	379
Due to custodian	239
Accrued expenses	73,769
Total Liabilities	3,264,583
Total Net Assets	$228,722,679

Net Assets:
Par value (Note 7)	$233
Paid-in capital in excess of par value	255,193,020
Total distributable earnings (loss)	(26,470,574)
Total Net Assets	$228,722,679

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	19

Statement of assets and liabilities (unaudited) (cont’d)

June 30, 2022

Net Assets:
Class A	$29,523,531
Class C	$540,357
Class I	$138,665,844
Class IS	$59,992,947

Shares Outstanding:
Class A	3,007,525
Class C	55,264
Class I	14,106,741
Class IS	6,096,862

Net Asset Value:
Class A (and redemption price)	$9.82
Class C*	$9.78
Class I (and redemption price)	$9.83
Class IS (and redemption price)	$9.84
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%; 3.75% effective August 15, 2022)	$10.26

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2022

Investment Income:
Interest	$3,472,955
Dividends from affiliated investments	11,006
Less: Foreign taxes withheld	(2,001)
Total Investment Income	3,481,960

Expenses:
Investment management fee (Note 2)	657,562
Transfer agent fees (Note 5)	95,136
Registration fees	67,483
Fund accounting fees	35,399
Service and/or distribution fees (Notes 2 and 5)	33,464
Audit and tax fees	22,931
Legal fees	12,591
Trustees’ fees	8,216
Shareholder reports	4,368
Custody fees	2,338
Commitment fees (Note 9)	951
Interest expense	458
Insurance	345
Fees recaptured by investment manager (Note 2)	12
Miscellaneous expenses	5,564
Total Expenses	946,818
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(60,895)
Net Expenses	885,923
Net Investment Income	2,596,037

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(2,887,727)
Futures contracts	(5,835,585)
Swap contracts	(779,717)
Forward foreign currency contracts	(806,089)
Foreign currency transactions	(36,589)
Net Realized Loss	(10,345,707)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(15,983,648)
Futures contracts	927,367
Swap contracts	(617,468)
Forward foreign currency contracts	(661,226)
Foreign currencies	(5,038)
Change in Net Unrealized Appreciation (Depreciation)	(16,340,013)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(26,685,720)
Decrease in Net Assets From Operations	$(24,089,683)

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended June 30, 2022 (unaudited) and the Year Ended December 31, 2021	2022	2021

Operations:
Net investment income	$2,596,037	$3,097,974
Net realized loss	(10,345,707)	(175,180)
Change in net unrealized appreciation (depreciation)	(16,340,013)	(2,439,143)
Increase (Decrease) in Net Assets From Operations	(24,089,683)	483,651

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,100,011)	(4,030,930)
Decrease in Net Assets From Distributions to Shareholders	(1,100,011)	(4,030,930)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	137,799,982	218,728,410
Reinvestment of distributions	1,098,869	2,999,429
Cost of shares repurchased	(127,795,193)	(43,446,106)
Increase in Net Assets From Fund Share Transactions	11,103,658	178,281,733
Increase (Decrease) in Net Assets	(14,086,036)	174,734,454

Net Assets:
Beginning of period	242,808,715	68,074,261
End of period	$228,722,679	$242,808,715

See Notes to Financial Statements.

22	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2022[2]	2021	2020	2019	2018	2017

Net asset value, beginning of period	$10.89	$11.09	$10.01	$9.59	$10.15	$10.01

Income (loss) from operations:
Net investment income	0.10	0.27	0.29	0.25	0.28	0.39
Net realized and unrealized gain (loss)	(1.13)	(0.18)	1.18	0.75	(0.52)	0.32
Total income (loss) from operations	(1.03)	0.09	1.47	1.00	(0.24)	0.71

Less distributions from:
Net investment income	(0.04)	(0.27)	(0.30)	(0.46)	(0.30)	(0.44)
Net realized gains	—	(0.02)	(0.09)	(0.12)	(0.02)	(0.13)
Total distributions	(0.04)	(0.29)	(0.39)	(0.58)	(0.32)	(0.57)

Net asset value, end of period	$9.82	$10.89	$11.09	$10.01	$9.59	$10.15
Total return[3]	(9.59)%	0.79%	14.84%	10.41%	(2.34)%	7.22%

Net assets, end of period (000s)	$29,524	$20,721	$18,028	$165	$150	$162

Ratios to average net assets:
Gross expenses	1.02%[4]	1.07%	1.97%	4.05%	4.60%	4.58%
Net expenses[5,6]	0.99 [4]	0.95	0.96	0.98	0.95	0.90
Net investment income	1.98 [4]	2.41	2.73	2.45	2.87	3.78

Portfolio turnover rate	45%	55%	104%	356%	192%	111%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2022 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2022[2]	2021[3]

Net asset value, beginning of period	$10.88	$11.03

Income (loss) from operations:
Net investment income	0.08	0.03
Net realized and unrealized loss	(1.15)	(0.10)
Total loss from operations	(1.07)	(0.07)

Less distributions from:
Net investment income	(0.03)	(0.06)
Net realized gains	—	(0.02)
Total distributions	(0.03)	(0.08)

Net asset value, end of period	$9.78	$10.88
Total return[4]	(9.84)%	(0.68)%

Net assets, end of period (000s)	$540	$43

Ratios to average net assets:
Gross expenses[5]	1.75%[6]	2.05%
Net expenses[5,7,8]	1.72 [6]	1.85
Net investment income[5]	1.59	1.07

Portfolio turnover rate	45%	55%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2022 (unaudited).

[3]	For the period September 30, 2021 (inception date) to December 31, 2021.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[9]	For the year ended December 31, 2021.

See Notes to Financial Statements.

24	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2022[2]	2021	2020	2019	2018	2017

Net asset value, beginning of period	$10.90	$11.10	$10.01	$9.59	$10.15	$10.01

Income (loss) from operations:
Net investment income	0.11	0.28	0.36	0.28	0.31	0.42
Net realized and unrealized gain (loss)	(1.13)	(0.16)	1.13	0.75	(0.52)	0.32
Total income (loss) from operations	(1.02)	0.12	1.49	1.03	(0.21)	0.74

Less distributions from:
Net investment income	(0.05)	(0.30)	(0.31)	(0.49)	(0.33)	(0.47)
Net realized gains	—	(0.02)	(0.09)	(0.12)	(0.02)	(0.13)
Total distributions	(0.05)	(0.32)	(0.40)	(0.61)	(0.35)	(0.60)

Net asset value, end of period	$9.83	$10.90	$11.10	$10.01	$9.59	$10.15
Total return[3]	(9.41)%	1.05%	15.00%	10.84%	(2.07)%	7.49%

Net assets, end of period (000s)	$138,666	$115,293	$22,371	$126	$111	$113

Ratios to average net assets:
Gross expenses	0.81%[4]	0.82%	1.69%	3.75%	4.34%	4.34%
Net expenses[5,6]	0.75 [4]	0.70	0.68	0.68	0.69	0.66
Net investment income	2.19 [4]	2.55	3.30	2.75	3.12	4.08

Portfolio turnover rate	45%	55%	104%	356%	192%	111%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2022 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2022[2]	2021	2020	2019	2018	2017

Net asset value, beginning of period	$10.91	$11.11	$10.02	$9.59	$10.15	$10.01

Income (loss) from operations:
Net investment income	0.11	0.29	0.32	0.28	0.32	0.42
Net realized and unrealized gain (loss)	(1.13)	(0.17)	1.18	0.76	(0.52)	0.32
Total income (loss) from operations	(1.02)	0.12	1.50	1.04	(0.20)	0.74

Less distributions from:
Net investment income	(0.05)	(0.30)	(0.32)	(0.49)	(0.34)	(0.47)
Net realized gains	—	(0.02)	(0.09)	(0.12)	(0.02)	(0.13)
Total distributions	(0.05)	(0.32)	(0.41)	(0.61)	(0.36)	(0.60)

Net asset value, end of period	$9.84	$10.91	$11.11	$10.02	$9.59	$10.15
Total return[3]	(9.37)%	1.09%	15.12%	10.87%	(2.03)%	7.52%

Net assets, end of period (000s)	$59,993	$106,752	$27,676	$6,140	$5,540	$5,654

Ratios to average net assets:
Gross expenses	0.68%[4]	0.77%	1.66%	3.73%[5]	4.33%[5]	4.28%
Net expenses[6,7]	0.65 [4]	0.65	0.65	0.65 [5]	0.65 [5]	0.59
Net investment income	2.20 [4]	2.65	2.99	2.78	3.18	4.07

Portfolio turnover rate	45%	55%	104%	356%	192%	111%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2022 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

BrandywineGLOBAL — Flexible Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

28	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$94,715,829	—	$94,715,829
U.S. Government & Agency Obligations	—	65,825,364	—	65,825,364
Collateralized Mortgage Obligations	—	36,572,659	—	36,572,659
Asset-Backed Securities	—	6,966,533	—	6,966,533
Sovereign Bonds	—	4,734,185	—	4,734,185
Convertible Bonds & Notes	—	3,973,638	—	3,973,638
Total Long-Term Investments	—	212,788,208	—	212,788,208
Short-Term Investments†	$11,666,727	—	—	11,666,727
Total Investments	$11,666,727	$212,788,208	—	$224,454,935

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$808,077	—	—	$808,077
Forward Foreign Currency Contracts††	—	$1,200,730	—	1,200,730
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	111	—	111
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	649	—	649
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	453,950	—	453,950
Total Other Financial Instruments	$808,077	$1,655,440	—	$2,463,517
Total	$12,474,804	$214,443,648	—	$226,918,452

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$1,788,887	—	$1,788,887
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	708,054	—	708,054
Total	—	$2,496,941	—	$2,496,941

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For

30	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2022, the total notional value of all credit default swaps to sell protection was EUR 5,445,000 and $34,866,200. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to

32	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate,

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

34	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2022, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,788,887. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

At June 30, 2022, the Fund held cash collateral from JPMorgan Chase & Co. in the amount of $30,000. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

36	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. LMPFA has delegated to Brandywine Global the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.10%, 1.85%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the six months ended June 30, 2022, fees waived and/or expenses reimbursed amounted to $60,895, which included an affiliated money market fund waiver of $2,934.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

38	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

Pursuant to these arrangements, at June 30, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires December 31, 2022	$4,884	—	$3,701	$182,216
Expires December 31, 2023	72,723	—	39,508	89,643
Expires December 31, 2024	24,266	$7	65,710	51,105
Expires December 31, 2025	3,796	26	41,365	12,774
Total fee waivers/expense reimbursements subject to recapture	$105,669	$33	$150,284	$335,738

For the six months ended June 30, 2022, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class C
LMPFA recaptured	$12

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% (3.75% effective August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 ($500,000 effective August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$3,331
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$63,789,628	$57,054,642
Sales	51,790,482	48,109,565

At June 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$241,029,822	$174,170	$(16,749,057)	$(16,574,887)
Futures contracts	—	808,077	—	808,077
Forward foreign currency contracts	—	1,200,730	(1,788,887)	(588,157)
Swap contracts	1,312,958	454,872	(708,054)	(253,182)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$808,077	—	—	$808,077
Forward foreign currency contracts	—	$1,200,730	—	1,200,730
OTC swap contracts[3]	—	—	$111	111
Centrally cleared swap contracts[4]	—	—	454,599	454,599
Total	$808,077	$1,200,730	$454,710	$2,463,517

LIABILITY DERIVATIVES[1]
		Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts		$1,788,887	—	$1,788,887
Centrally cleared swap contracts[4]		—	$708,054	708,054
Total		$1,788,887	$708,054	$2,496,941

40	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$(6,176,914)	—	—	$341,329	$(5,835,585)
Swap contracts	—	—	$(779,717)	—	(779,717)
Forward foreign currency contracts	—	$(806,089)	—	—	(806,089)
Total	$(6,176,914)	$(806,089)	$(779,717)	$341,329	$(7,421,391)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$927,367	—	—	$927,367
Swap contracts	—	—	$(617,468)	(617,468)
Forward foreign currency contracts	—	$(661,226)	—	(661,226)
Total	$927,367	$(661,226)	$(617,468)	$(351,327)

During the six months ended June 30, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$18,858,635
Futures contracts (to sell)†	672,496
Forward foreign currency contracts (to buy)	53,320,936
Forward foreign currency contracts (to sell)	42,943,125

Average Notional Balance
Credit default swap contracts (buy protection)	$3,305,186
Credit default swap contracts (sell protection)	53,995,664

†	At June 30, 2022, there were no open positions held in this derivative.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	—	$(349,438)	$(349,438)	—	$(349,438)
Citibank N.A.	$81,980	—	81,980	—	81,980
HSBC Securities Inc.	438,388	(463,572)	(25,184)	—	(25,184)
JPMorgan Chase & Co.	680,362	(975,877)	(295,515)	$(30,000)	(325,515)
Morgan Stanley & Co. Inc.	111	—	111	—	111
Total	$1,200,841	$(1,788,887)	$(588,046)	$(30,000)	$(618,046)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$32,584	$10,812
Class C	880	25
Class I	—	83,348
Class IS	—	951
Total	$33,464	$95,136

42	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

For the six months ended June 30, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,122
Class C	28
Class I	42,997
Class IS	13,748
Total	$60,895

6. Distributions to shareholders by class

	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Net Investment Income:
Class A	$117,333	$505,988
Class C	298	216	†
Class I	628,479	1,777,215
Class IS	353,901	1,391,601
Total	$1,100,011	$3,675,020

Net Realized Gains:
Class A	—	$38,758
Class C	—	76	†
Class I	—	180,059
Class IS	—	137,017
Total	—	$355,910

†	For the period September 30, 2021 (inception date) to December 31, 2021.

7. Shares of beneficial interest

At June 30, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares		Amount
Class A
Shares sold	1,839,852	$19,055,379	1,519,907		$16,879,639
Shares issued on reinvestment	11,163	116,313	42,941		471,307
Shares repurchased	(746,594)	(7,610,855)	(1,285,880)		(14,195,524)
Net increase	1,104,421	$11,560,837	276,968		$3,155,422

Class C
Shares sold	51,555	$516,617	3,908	†	$43,000	†
Shares issued on reinvestment	17	176	6	†	67	†
Shares repurchased	(222)	(2,175)	—		—
Net increase	51,350	$514,618	3,914	†	$43,067	†

Class I
Shares sold	8,675,928	$90,657,470	10,854,672		$120,107,942
Shares issued on reinvestment	60,609	628,479	149,673		1,641,732
Shares repurchased	(5,208,265)	(54,010,295)	(2,442,090)		(27,002,841)
Net increase	3,528,272	$37,275,654	8,562,255		$94,746,833

Class IS
Shares sold	2,635,833	$27,570,516	7,415,519		$81,697,829
Shares issued on reinvestment	34,131	353,901	80,767		886,323
Shares repurchased	(6,358,607)	(66,171,868)	(202,988)		(2,247,741)
Net increase (decrease)	(3,688,643)	$(38,247,451)	7,293,298		$80,336,411

†	For the period September 30, 2021 (inception date) to December 31, 2021.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended June 30, 2022. The following transactions were effected in such company for the six months ended June 30, 2022.

	Affiliate Value at December 31,	Purchased		Sold
	2021	Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$26,246,273	$117,457,685	117,457,685	$132,037,231	132,037,231

44	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$11,006	—	$11,666,727

9. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the six months ended June 30, 2022.

10. Deferred capital losses

As of December 31, 2021, the Fund had deferred capital losses of $287,166, which have no expiration date, that will be available to offset future taxable capital gains.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

46	BrandywineGLOBAL — Flexible Bond Fund 2022 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Global Asset Management Trust (the “Trust”) held on May 4 and 5, 2022, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to BrandywineGLOBAL – Flexible Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Brandywine Global Investment Management, LLC (the “Subadviser”) provides day-to-day management of the Fund’s portfolio. The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year, the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Agreements. Prior to the meeting, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2022 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all other funds overseen by the Board. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

BrandywineGLOBAL — Flexible Bond Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

48	BrandywineGLOBAL — Flexible Bond Fund

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

Performance Comparisons. The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as multi-sector income funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the one-, three- and five-year periods ended December 31, 2021 and the period since the Fund’s inception (May 31, 2016) through December 31, 2021 was below the median performance of the funds in the Performance Universe for the one-year period and was above the median performance of the funds in the Performance Universe for the three- and five-year and since inception periods and ranked in the first quintile of the funds in the Performance Universe for the three- and five-year and since inception periods. The Board noted the explanations from the Manager and the Subadviser concerning the reasons for the Fund’s relative performance versus the peer group for the various periods. The Board also noted that the Fund’s performance was ahead of its peer group and benchmark for the quarter ended March 31, 2022.

BrandywineGLOBAL — Flexible Bond Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional separate and commingled accounts and retail managed accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

50	BrandywineGLOBAL — Flexible Bond Fund

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of institutional funds consisting of 11 multi-sector income funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional multi-sector income funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was at the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was below the median of management fees paid by the funds in the Expense Group and below the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was approximately equivalent to the median of the total expense ratios of the funds in the Expense Group and approximately equivalent to the median of the actual total expense ratios of the funds in the Expense Universe. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2023.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board also noted the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the recent appointment of an affiliate of the Manager as the transfer agent of the Fund.

BrandywineGLOBAL — Flexible Bond Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadviser and their affiliates received were reasonable.

52	BrandywineGLOBAL — Flexible Bond Fund

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

BrandywineGLOBAL — Flexible Bond Fund	53

Statement regarding liquidity risk management program (unaudited) (cont’d)

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

54	BrandywineGLOBAL — Flexible Bond Fund

BrandywineGLOBAL —

Flexible Bond Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Flexible Bond Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Flexible Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Flexible Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

BWXX292184 8/22 SR22-4466

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 23, 2022